Certain confidential information contained in this document, marked by [***], has been omitted because the Company has determined that the information (i) is not material and (ii) would likely cause competitive harm if publicly disclosed.

TERRASCEND CORP.

SUBSCRIPTION AGREEMENT FOR UNITS

TO: TERRASCEND CORP.

The Subscriber (as hereinafter defined) hereby irrevocably subscribes for and agrees to purchase from TerrAscend Corp. (the “Corporation”) that number of units (the “Units”) set out below at a price of US$1.50 per Unit (the “Subscription Price”). Each Unit shall be comprised of: (i) one common share in the capital of the Corporation (each a “Common Share”) (ii) one-half of one Common Share purchase warrant (each Common Share purchase warrant, a “Warrant”). Each Warrant will entitle the holder to acquire one Common Share from the Corporation at a price of US$1.95 per Common Share for a period of 24 months following the Closing Date (as defined herein). The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Units” including without limitation the terms, representations, warranties and covenants set forth in the applicable schedules attached thereto. The Subscriber further agrees, without limitation, that the Corporation may rely upon the Subscriber’s representations, warranties and covenants contained in such documents.

SUBSCRIPTION AND SUBSCRIBER INFORMATION

Please print all information (other than signatures), as applicable, in the space provided below

Number of Units: x US$1.50
(Name of Subscriber)

Account Reference (if applicable):
By:	Aggregate Subscription Cost: (the “Subscription Amount”)
Authorized Signature

(Official Capacity or Title – if the Subscriber is not an individual)

(Name of individual whose signature appears above if different than the name of the subscriber printed above.)

(Subscriber’s Residential Address, including Province and Postal Code)

(Subscriber’s Telephone Number) (Email Address)

Please complete if purchasing as agent or trustee for a principal (beneficial purchaser) (a “Disclosed Principal”) and not purchasing as trustee or agent for accounts fully managed by it.

(Name of Disclosed Principal)

(Address of Disclosed Principal)

(Account Reference, if applicable)

The Subscriber hereby provides the following registration and delivery instructions in connection with the Units being purchased hereunder.

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Account Registration Information: (Name) (Account Reference, if applicable) (Address, including Postal Code)	Delivery Instructions as set forth below: (Name) (Account Reference, if applicable) (Address) (Contact Name) (Telephone Number)
Number and kind of securities of the Corporation held, directly or indirectly, if any: ____________________________________________ ____________________________________________

State whether Subscriber is an Insider (as defined herein) of the Corporation:

 Yes FORMCHECKBOX No FORMCHECKBOX

State whether Subscriber is a Registrant (as defined herein) of the Corporation:

 Yes FORMCHECKBOX No FORMCHECKBOX

State whether Subscriber is a Related Person (as defined herein) of the Corporation:

 Yes FORMCHECKBOX No FORMCHECKBOX

State whether Subscriber is a member of a Pro Group:

 Yes FORMCHECKBOX No FORMCHECKBOX

Return by:

June 15, 2023

Return as directed by the Corporation

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TERMS AND CONDITIONS OF SUBSCRIPTION FOR
COMMON SHARES

ARTICLE 1
- INTERPRETATION
1.1
Definitions

Whenever used in this Subscription Agreement, unless there is something in the subject matter or context inconsistent therewith, the following words and phrases shall have the respective meanings ascribed to them as follows:

“Business Day” means any day, other than (a) a Saturday, Sunday or statutory holiday in the Province of Ontario, and (b) a day on which banks are generally closed in the Province of Ontario.

“Closing” shall have the meaning ascribed to such term in Section 4.1.

“Closing Date” shall have the meaning ascribed to such term in Section 4.1.

“Closing Time” shall have the meaning ascribed to such term in Section 4.1.

“Common Shares” has the meaning ascribed thereto on the face page of this Subscription Agreement.

“Concurrent Brokered Offering” means the Corporation’s concurrent brokered offering of Units.

“Corporation” means TerrAscend Corp. and includes any successor corporation to or of the Corporation.

“CSE” means the Canadian Securities Exchange.

“Disclosed Principal” shall have the meaning ascribed to such term on the face page of this Subscription Agreement.

“Federal Cannabis Laws” means any U.S. federal laws, civil, criminal or otherwise, as such relate, either directly or indirectly, to the cultivation, harvesting, production, distribution, sale and possession of cannabis, marijuana or related substances or products containing or relating to the same, including, without limitation, the prohibition on drug trafficking under 21 U.S.C. § 841(a), et seq., the conspiracy statute under 18 U.S.C. § 846, the bar against aiding and abetting the conduct of an offense under 18 U.S.C. § 2, the bar against misprision of a felony (concealing another’s felonious conduct) under 18 U.S.C. § 4, the bar against being an accessory after the fact to criminal conduct under 18 U.S.C. § 3, and federal money laundering statutes under 18 U.S.C. §§ 1956, 1957, and 1960 and the regulations and rules promulgated under any of the foregoing.

“Government Authority” means any federal, national, supranational, state, provincial, local, foreign or other government, political subdivision, governmental, regulatory or administrative authority, agency, department, ministry, board, commission, task force or any court, tribunal, judicial, self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of law), or any arbitrator or arbitral body, court or tribunal of competent jurisdiction, customs and any other regulatory or administrative equivalent governmental entity in any country or territory with jurisdiction over the Corporation or any of its subsidiaries.

“Insider” shall have the meaning ascribed to such term in subsection 1(1) of the Securities Act (Ontario).

“International Jurisdiction” shall have the meaning ascribed to such term in Section 6.1.

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“NI 45-106” means National Instrument 45-106 - Prospectus Exemptions.

“Offering” means the offering of Units to be issued and sold by the Corporation directly to the Subscriber pursuant to this Subscription Agreement and to other subscribers pursuant to similar subscription agreements concurrently with the Concurrent Brokered Offering.

“person” means any individual, corporation, partnership, trust, fund, association, syndicate, organization or other organized group of persons, whether incorporated or not, and an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative.

“Registrant” means a dealer, adviser, investment fund manager, an ultimate designated person or chief compliance officer as those terms are used pursuant to the Securities Laws, or a person (as that term is defined herein) registered or otherwise required to be registered under the Securities Laws.

“Related Person” shall have the meaning ascribed to such term in Policy 1 of the Issuer Policies of the CSE.

“SEC” means the United States Securities and Exchange Commission.

“Securities Laws” means as applicable, the securities laws, regulations, rules, blanket rulings, policies, notices, interpretation notes, orders and multilateral or national instruments adopted by the Securities Regulators and the rules of the CSE.

“Securities Regulators” means the securities commission or other securities regulatory authorities of all of the Selling Jurisdictions or the relevant Selling Jurisdictions as the context so requires.

“Selling Jurisdictions” means the provinces and territories of Canada, the United States and such other jurisdictions in Canada and outside of Canada in which the Corporation offers and sells the Units.

“State and/or Local Cannabis Regulations” means any criminal, civil or administrative statute, regulation, ordinance, decree, court order or other proclamation having the force of law, enacted, adopted or issued by any state Government Authority or local Government Authority in the United States pertaining to the criminalization, decriminalization, regulation, or licensing of medical and/or recreational cannabis sales, consumption, cultivation, distribution, or storage.

“State and/or Local Cannabis License” means any license required by a state or municipality in order to operate a cannabis business or to own or lease property used by a cannabis business within that state or municipality’s jurisdiction.

“Subscriber” means the subscriber for the Units as set out on the face page of this Subscription Agreement and includes, as applicable, each Disclosed Principal for whom it is acting.

“Subscription Agreement” means this subscription agreement (including any schedules hereto) and any instrument amending this Subscription Agreement; “herein”, “hereof”, “hereto”, “hereunder”, and similar expressions mean and refer to this Subscription Agreement and not to a particular Article or Section; and the expression “Article” or “Section” followed by a number means and refers to the specified Article or Section of this Subscription Agreement.

“Subscription Amount” shall have the meaning ascribed to such term on the face page of this Subscription Agreement.

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“Subscription Price” shall have the meaning ascribed to such term on the face page of this Subscription Agreement.

“Term Sheet” means the term sheet attached hereto as Schedule “A”.

“Warrants” has the meaning ascribed thereto on the face page of this Subscription Agreement.

“Underlying Shares” means the Common Shares issuable upon exercise of the Warrants.

“United States” means the United States of America, its territories and possessions, any State of the United States and the District of Columbia.

“Units” has the meaning ascribed thereto on the face page of this Subscription Agreement.

“U.S. Securities Act” means the United States Securities Act of 1933, as amended.

1.2
Gender and Number

Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine gender and words importing persons shall include firms and corporations and vice versa.

1.3
Currency

Unless otherwise specified, all dollar amounts in this Subscription Agreement, including the symbol “$”, are expressed in Canadian dollars.

1.4
Subdivisions and Headings

The division of this Subscription Agreement into Articles, Sections, Schedules and other subdivisions and the inclusion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Subscription Agreement. The headings in this Subscription Agreement are not intended to be full or precise descriptions of the text to which they refer. Unless something in the subject matter or context is inconsistent therewith, references herein to an Article, Section, Subsection, paragraph, clause or Schedule are to the applicable article, section, subsection, paragraph, clause or schedule of this Subscription Agreement.

ARTICLE 2
- SCHEDULES
2.1
Description of Schedules

The following are the Schedules attached to and incorporated in this Subscription Agreement by reference and deemed to be a part hereof:

Schedule “A” - Term Sheet

Schedule “B” - Accredited Investor Certificate

Schedule “C” - Contact Information For Canadian Securities Commissions

Schedule “D” - Wire Instructions

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ARTICLE 3
- SUBSCRIPTION AND TERMS OF THE COMMON SHARES
3.1
Subscription for Units

The Subscriber hereby confirms its irrevocable subscription for the number of Units as set out on the face page hereof from the Corporation, on and subject to the terms and conditions set out in this Subscription Agreement, for the Subscription Amount which is payable as described in Article 4 hereto.

3.2
Terms of the Warrants

The Warrants shall be in the same form issued to subscribers in the Concurrent Brokered Offering. A summary of certain terms of the Warrant are set forth in the Term Sheet attached hereto as Schedule “A”, however reference should be made to the definitive terms of the Warrants. In the event of an inconsistency between the Term Sheet and the terms of the Warrant, the terms of the Warrants shall be paramount and shall govern.

3.3
Acceptance and Rejection of Subscription by the Corporation

The Subscriber acknowledges and agrees that the Corporation reserves the right, in its absolute discretion, to reject this subscription for Units, in whole or in part, at any time prior to the Closing Time. If this subscription is rejected in whole, any cheques or other forms of payment delivered to the Corporation representing the Subscription Amount will be promptly returned to the Subscriber without interest or deduction. If this subscription is accepted only in part, a cheque representing any refund of the Subscription Amount for that portion of the subscription for the Units which is not accepted, will be promptly delivered to the Subscriber without interest or deduction.

ARTICLE 4
- CLOSING
4.1
Closing

Delivery and sale of the Units and payment of the Subscription Amount will be completed (the “Closing”) at the offices of the Corporation’s counsel, Cassels Brock & Blackwell LLP in Toronto, Ontario at 9:00 a.m. (Toronto time) (the “Closing Time”) on June 20, 2023 or such other place, date or time as the Corporation may determine (the “Closing Date”), provided such date is not later than a day mandated by the CSE. If, on or prior to the Closing Time, the terms and conditions contained in this Subscription Agreement have been complied with to the satisfaction of the Corporation (including payment of the Subscription Amount), or waived by the Corporation, the Corporation shall deliver or cause to be delivered to the Subscriber, the Common Shares and Warrants, by way of electronic deposit with CDS and/or in certificated form.

If, prior to the Closing Time, the terms and conditions contained in this Subscription Agreement (other than the delivery of the Common Shares and Warrants by way of electronic deposit with CDS and/or in certificated form) have not been complied with to the satisfaction of the Corporation, or waived by the Corporation, the Corporation and the Subscriber will have no further obligations under this Subscription Agreement.

4.2
Conditions of Closing

The Subscriber acknowledges and agrees that the obligations of the Corporation hereunder are conditional on the accuracy of the representations and warranties of the Subscriber contained in this Subscription Agreement as of the date of this Subscription Agreement and the Corporation is relying on the truth of the representations and warranties of the Subscriber contained in this Subscription Agreement as of the date of this

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Subscription Agreement, and as of the Closing Time as if made at and as of the Closing Time, and the fulfillment of the following additional conditions as soon as possible and in any event not later than the Closing Time:

(a)
on or before June 15, 2023, payment by the Subscriber of the Subscription Amount by certified cheque or bank draft in United States dollars payable in accordance with the wire instructions attached hereto as Schedule “D” or such other payment method as may be directed by the Corporation;
(b)
on or before June 15, 2023, the Subscriber having properly completed, signed and delivered this Subscription Agreement (including the Accredited Investor Certificate in Schedule “B”, as applicable, including any exhibit attached thereto, as applicable) to:

TerrAscend Corp.

Attention: Keith Stauffer

Email: [***]

(c)
the Subscriber having executed and returned to the Corporation, at the Corporation’s request, all other documents as may be required by the Securities Laws for delivery by the Corporation on behalf of the Subscriber;
(d)
the Corporation accepting the Subscriber’s subscription, in whole or in part;
(e)
the Corporation having obtained all necessary approvals and consents and regulatory approvals in respect of the Offering;
(f)
the issue and sale of the Units being exempt from the requirement to file a prospectus or registration statement and the requirement to deliver an offering memorandum under applicable Securities Laws relating to the offer and sale of the Units, or the Corporation having received such orders, consents or approvals as may be required to permit such sale without the requirement to file a prospectus or registration statement or to deliver an offering memorandum;
(g)
the closing of the Concurrent Brokered Offering; and
(h)
all documentation relating to the offer, sale and issuance of the Units being in form and substance satisfactory to the Corporation.
4.3
Authorization of the Corporation

The Subscriber irrevocably authorizes the Corporation, in its discretion, to act as the Subscriber’s representative in connection with the Offering and at the Closing, and hereby appoints the Corporation, with full power of substitution, as its true and lawful attorney with full power and authority in the Subscriber’s place and stead:

(a)
to authorize the electronic deposit of the Common Shares and Warrants into CDS and/or to receive certificates representing the Common Shares and Warrants, to execute in the Subscriber’s name and on its behalf all closing receipts and required documents, to complete and correct any errors or omissions in any form or document provided by the Subscriber, including this Subscription Agreement and the Schedules hereto, in connection with the subscription for the Units;

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(b)
to extend such time periods and to waive, in whole or in part, any representations, warranties, covenants or conditions for the Subscriber’s benefit contained in this Subscription Agreement or any ancillary or related document;
(c)
to terminate or not deliver this Subscription Agreement if any condition precedent is not satisfied, in such manner and on such terms and conditions as the Corporation in its sole discretion may determine; and
(d)
without limiting the generality of the foregoing, to negotiate, settle, execute, deliver and amend any ancillary documents in connection with the Offering.

This power of attorney is irrevocable, is coupled with an interest and has been given for valuable consideration, the receipt and adequacy of which is acknowledged. This power of attorney and other rights and privileges granted under this section will survive any legal or mental incapacity, dissolution, bankruptcy or death of the Subscriber. This power of attorney extends to the heirs, executors, administrators, other legal representatives and successors, transferees and assigns of the Subscriber. Any person dealing with the Corporation may conclusively presume and rely upon the fact that any document, instrument or agreement executed by the Corporation pursuant to this power of attorney is authorized and binding on the Corporation, without further inquiry. The Subscriber agrees to be bound by any representations or actions made or taken by the Corporation pursuant to this power of attorney, and waives any and all defences that may be available to contest, negate or disaffirm any action of the Corporation taken in good faith under this power of attorney.

ARTICLE 5
- REPRESENTATIONS AND WARRANTIES OF
THE CORPORATION
5.1
Representations, Warranties and Covenants of the Corporation

The Corporation hereby acknowledges, represents and warrants to, and covenants with, the Subscriber as to the same acknowledgements, representations, warranties and covenants made and given by the Corporation to the subscribers in the Concurrent Brokered Offering and the Corporation acknowledges that the Subscriber is relying on such acknowledgments, representations, warranties and covenants in connection with the transactions contemplated herein.

ARTICLE 6
- ACKNOWLEDGEMENTS, COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER
6.1
Acknowledgements, Representations, Warranties and Covenants of the Subscriber

The Subscriber, on its own behalf and, if applicable, on behalf of each beneficial purchaser, including any Disclosed Principal, for whom it is acting hereunder, hereby acknowledges, represents and warrants to, and covenants with, the Corporation as follows and acknowledges that the Corporation is relying on such acknowledgments, representations, warranties and covenants in connection with the transactions contemplated herein:

(a)
The Subscriber certifies that it is resident, or if not an individual has its head office, in the jurisdiction set out on the face page of this Subscription Agreement. Such address was not created and is not being used solely for the purpose of acquiring the Units and the Subscriber was solicited to purchase the Units in only such jurisdiction.
(b)
The Subscriber was not created or used solely to purchase or hold securities as an “accredited investor” within the meaning of NI 45-106.

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(c)
The Subscriber is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the U.S. Securities Act. The Subscriber agrees to furnish any additional information requested by the Corporation or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Units. Each Subscriber, regardless of residency, has properly completed, executed and delivered to the Corporation the certificate as set forth in Schedule “B” (Accredited Investor Certificate), and the information contained therein is true and correct as of the date hereof and will be true and correct as of the Closing Time.
(d)
If the Subscriber is a resident of a country other than Canada or the United States (an “International Jurisdiction”) then, in addition to the other representations and warranties contained herein, the Subscriber represents and warrants that:
(i)
the Subscriber is knowledgeable of, or has been independently advised as to, the applicable securities laws of the International Jurisdiction which would apply to this Subscription Agreement, if any;
(ii)
the Subscriber is purchasing the Units pursuant to exemptions from any prospectus, registration or similar requirements under the applicable securities laws of that International Jurisdiction or, if such is not applicable, the Subscriber is permitted to purchase the Units under the applicable securities laws of the International Jurisdiction without the need to rely on such an exemption;
(iii)
the applicable securities laws of the International Jurisdiction do not require the Corporation to file a prospectus, registration statement or similar document, to register the Common Shares, Warrants or Underlying Shares or to make any filings with or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction;
(iv)
the delivery of this Subscription Agreement, the acceptance of it by the Corporation and the issuance of the Common Shares, Warrants or Underlying Shares to the Subscriber complies with or will comply with, as applicable, all applicable laws of the Subscriber’s jurisdiction of residence or domicile and all other applicable laws and will not cause the Corporation to become subject to or required to comply with any disclosure, prospectus or reporting requirements under any such applicable laws; and
(v)
The Subscriber will, if requested by the Corporation or its counsel, deliver to the Corporation a certificate or opinion of local counsel from the International Jurisdiction in which the Subscriber resides which will confirm the matters referred to in subsections (ii), (iii) and (iv) above to the satisfaction of the Corporation and its counsel, acting reasonably.
(e)
The Subscriber acknowledges that the distribution of the Units in Canada is being made on an exempt distribution basis and that any resale of the Common Shares or Warrants in Canada must be made through an appropriately registered dealer or in accordance with an available exemption from the dealer registration requirements of applicable securities laws, and in accordance with, or pursuant to an exemption from, the prospectus requirements of such laws, which vary depending on the province.

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(f)
The acknowledgements, representations, warranties, covenants and information of the Subscriber contained in this Subscription Agreement (including Schedule “B”) are true and correct as of the date of execution of this Subscription Agreement and will be true and correct as of the Closing Time.
(g)
The Subscriber is aware that none of the Common Shares, Warrants or Underlying Shares have been and none of them will be registered under the U.S. Securities Act or the securities laws of any state and that the Common Shares, Warrants or Underlying Shares may not be offered or sold, directly or indirectly, in the United States unless registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or unless an exemption from such registration requirements is available, and the Subscriber acknowledges that the Corporation has no obligation or present intention of filing a registration statement under the U.S. Securities Act or applicable state securities laws in respect of any of the Common Shares, Warrants or Underlying Shares.
(h)
The Subscriber undertakes and agrees that it will not offer or sell any of the Common Shares, Warrants or Underlying Shares unless such securities are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States, or an exemption from such registration requirement is available.
(i)
The Subscriber represents and warrants that, to its knowledge, the offer, sale and issuance of the Units to the Subscriber under this Agreement is not a transaction, or part of a chain of transactions which, although in technical compliance with an available exemptions under the U.S. Securities Act, is part of a plan or scheme to evade the registration requirements of the U.S. Securities Act.
(j)
The execution and delivery of this Subscription Agreement, the performance and compliance with the terms hereof, the subscription for the Units and the completion of the transactions described herein by the Subscriber will not result in any material breach of, or be in conflict with or constitute a material default under, or create a state of facts which, after notice or lapse of time, or both, would constitute a material default under any term or provision of the constating documents, by-laws or resolutions of the Subscriber, the Securities Laws or any other laws applicable to the Subscriber, any agreement to which the Subscriber is a party, or any judgment, decree, order, statute, rule or regulation applicable to the Subscriber.
(k)
The Subscriber is subscribing for the Units as principal for its own account and not for the benefit of any other person (within the meaning of applicable Securities Laws), unless it is subscribing as agent for a Disclosed Principal or acting as trustee or agent for a fully managed account (including for certainty, a portfolio manager or comparable advisor). If it is subscribing as agent for a Disclosed Principal, it has disclosed the name of the Disclosed Principal on the face page of this Subscription Agreement and acknowledges that the Corporation may be required by law to disclose to certain regulatory authorities the identity of each Disclosed Principal for whom the Subscriber is acting.
(l)
In the case of a subscription for the Units by the Subscriber acting as trustee or agent for a fully managed account (including for greater certainty, a portfolio manager or comparable advisor) or as agent for a Disclosed Principal, the Subscriber is duly authorized to execute and deliver this Subscription Agreement and all other necessary

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documentation in connection with such subscription on behalf of the fully managed account or Disclosed Principal, as applicable and this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of and constitutes a legal, valid and binding agreement of, the fully managed account or Disclosed Principal, as applicable.
(m)
In the case of a subscription for the Units by the Subscriber acting as principal, this Subscription Agreement (and all other documentation in connection with such subscription) has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding agreement of, the Subscriber. This Subscription Agreement will be enforceable in accordance with its terms against the Subscriber.
(n)
If the Subscriber is:
(i)
a corporation, the Subscriber is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Subscription Agreement, to subscribe for the Units as contemplated herein and to carry out and perform its covenants and obligations hereunder and has obtained all necessary approvals in respected thereof and the individual signing this Subscription Agreement has been duly authorized to execute and deliver this Subscription Agreement;
(ii)
a partnership, syndicate or other form of unincorporated organization, the Subscriber has the necessary legal capacity and authority to execute and deliver this Subscription Agreement, to subscribe for the Units as contemplated herein and to carry out and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof and the individual signing this Subscription Agreement has been duly authorized to execute and deliver this Subscription Agreement; or
(iii)
an individual, the Subscriber is of the full age of majority in his or her jurisdiction of residence and is legally competent to execute, deliver and be bound by this Subscription Agreement, to subscribe for the Units as contemplated herein and to carry out and perform his or her covenants and obligations hereunder.
(o)
There is no person acting or purporting to act in connection with the Offering who is entitled to any brokerage or finder’s fee. If any person establishes a claim that any fee or other compensation is payable in connection with this subscription for the Units, the Subscriber covenants to indemnify and hold harmless the Corporation with respect thereto and with respect to all costs reasonably incurred in the defence thereof.
(p)
The Subscriber is not acting jointly or in concert with any other subscriber in connection with the Offering for the purpose of the acquisition of the Units.
(q)
If required by applicable Securities Laws or the Corporation, the Subscriber will execute, deliver and file or assist the Corporation in filing such reports, undertakings and other documents with respect to the issue and/or sale of the Units and the Common Shares and Warrants comprising the Units as may be required by any securities commission, stock exchange or other regulatory authority.

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(r)
The Subscriber has been advised to consult its own legal advisors with respect to the execution, delivery and performance by it of the Subscription Agreement and the transactions contemplated by this Subscription Agreement, including but not limited to, trading in the Common Shares, Warrants or Underlying Shares and with respect to the hold periods and resale restrictions imposed by the Securities Laws of the jurisdiction in which the Subscriber resides and other applicable securities laws, and acknowledges that no representation has been made by the Corporation respecting the applicable hold periods imposed by the Securities Laws or other resale restrictions applicable to such securities which restrict the ability of the Subscriber (or others for whom it is contracting hereunder) to resell such securities, that the Subscriber (or others for whom it is contracting hereunder) is solely responsible to find out what these restrictions are and the Subscriber is solely responsible (and the Corporation is not in any way responsible) for compliance with applicable resale restrictions and the Subscriber is aware that it (or beneficial persons for whom it is contracting hereunder) may not be able to resell such securities except in accordance with limited exemptions under the Securities Laws and other applicable securities laws.
(s)
The Subscriber has not received or been provided with, nor has it requested, nor does it have any need to receive, a prospectus, offering memorandum, within the meaning of the Securities Laws, or any sales or advertising literature in connection with the Offering or any document purporting to describe the business and affairs of the Corporation which has been prepared for review by prospective purchasers to assist such purchasers in making an investment decision in respect of the Units and the Subscriber’s decision to subscribe for the Units was not based upon, and the Subscriber has not relied upon, any verbal or written representations as to facts made by or on behalf of the Corporation, or any employee, agent or affiliate thereof or any other person associated therewith, except as set forth herein. The Subscriber’s decision to subscribe for the Units was based solely upon this Subscription Agreement, the Term Sheet attached hereto as Schedule “A” and information about the Corporation which is publicly available (any such information having been obtained by the Subscriber without independent investigation or verification by the Corporation).
(t)
The Subscriber is not purchasing the Units with knowledge of material information or knowledge of a “material fact” or “material change” (as those terms are defined in applicable Securities Laws) concerning the Corporation which has not been generally disclosed.
(u)
Neither the Corporation nor any of its directors, employees, officers, affiliates or agents has made any written or oral representations:
(i)
that any person will resell or repurchase the Common Shares, Warrants or Underlying Shares;
(ii)
that any person will refund all or any part of the Subscription Amount; or
(iii)
as to the future price or value of the Common Shares, Warrants or Underlying Shares.
(v)
The subscription for the Units has not been made through or as a result of, and the distribution of the Units is not being accompanied by any advertisement, including without limitation in advertisements, articles, notices or other printed public media,

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radio, television, internet or other form of telecommunications, including electronic display, or as part of a general solicitation, including by means of any “general solicitation” or “general advertising” (as such terms are used in Regulation D under the U.S. Securities Act).
(w)
The Subscriber confirms that it:
(i)
has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks (including the potential loss of its entire investment) of its proposed investment in the Units;
(ii)
is capable of assessing the merits and risks (including the potential loss of their entire investment) of the proposed investment in the Units;
(iii)
is aware of the characteristics of the Units and understands the risks relating to an investment therein; and
(iv)
is able to bear the economic risk of loss of its investment in the Units.
(x)
The funds representing the Subscription Amount which will be advanced by the Subscriber to the Corporation hereunder, will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA. The Subscriber represents and covenants that (a) to the best of the Subscriber’s knowledge, none of the Subscription Amount to be provided by the Subscriber (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (b) the Subscriber shall promptly notify the Corporation if the Subscriber discovers that any of such representations cease to be true, and to provide the Corporation with appropriate information in connection therewith.
(y)
the Subscriber is purchasing the Units as principal for its own account, or for the account of a beneficial purchaser for which it is acting as fiduciary or agent, for investment purposes only, and not with a view to the resale of distribution of all or any of the Common Shares or Warrants in violation of United States federal or state securities laws;
(z)
the Subscriber acknowledges that the Common Shares, Warrants or Underlying Shares have not been registered under the U.S. Securities Act or the securities laws of any state of the United States, and therefore may not be offered or sold unless registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and the Subscriber therefore acknowledges and agrees that the Common Shares, Warrants or Underlying Shares will be “restricted securities” within the meaning of Rule 144 under the U.S. Securities Act, and may not be offered, sold, pledged or otherwise transferred, directly or indirectly, unless (i) they are subsequently registered under the U.S. Securities Act and applicable state securities laws or (ii) an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available,

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and that prior to any transfer of the Common Shares, Warrants or Underlying Shares, the Subscriber may be required to deliver to the Corporation and the transfer agent for the Common Shares a legal opinion of recognized counsel, or other evidence in form and substance reasonably satisfactory to the Corporation, to the effect that such transfer does not require registration under the U.S. Securities Act or applicable state securities laws;
(aa)
the Subscriber understands, acknowledges and agrees that upon the original issuance of the Common Shares and Underlying Shares, and until such time as the same is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, the certificates representing the Common Shares and Underlying Shares may bear a legend in substantially the following form, in addition to any other legends required by applicable law:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

If the Subscriber is an “affiliate” of the issuer for purposes of Rule 144 under the U.S. Securities Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE HELD BY A PERSON WHO MAY BE DEEMED TO BE AN AFFILIATE OF THE ISSUER FOR PURPOSES OF RULE 144 PROMULGATED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). ANY AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE CORPORATION THAT ACQUIRES THE SECURITIES REPRESENTED BY THIS CERTIFICATE (OR ANY INTEREST IN ANY OF THE FOREGOING) MAY NOT RESELL SUCH SECURITY OR SHARE (OR INTEREST THEREIN), AS APPLICABLE, UNLESS IN A TRANSACTION THAT IS REGISTERED UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IN A TRANSACTION IMMEDIATELY FOLLOWING WHICH SUCH RESOLD SECURITY OR SHARE (OR INTEREST THEREIN), AS APPLICABLE, IS NOT A “RESTRICTED SECURITY” (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT).”

(bb)
the Subscriber understands, acknowledges and agrees that upon the original issuance of the Warrants, and until such time as the same is no longer required under applicable

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requirements of the U.S. Securities Act or applicable state securities laws, the certificates representing the Warrants may bear a legend in substantially the following form, in addition to any other legends required by applicable law:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE COMMON SHARES ISSUABLE ON EXERCISE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

If the Subscriber is an “affiliate” of the issuer for purposes of Rule 144 under the U.S. Securities Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE HELD BY A PERSON WHO MAY BE DEEMED TO BE AN AFFILIATE OF THE ISSUER FOR PURPOSES OF RULE 144 PROMULGATED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). ANY AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE CORPORATION THAT ACQUIRES THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR ANY SHARE OF COMMON STOCK ISSUED UPON EXERCISE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE (OR ANY INTEREST IN ANY OF THE FOREGOING) MAY NOT RESELL SUCH SECURITY OR SHARE (OR INTEREST THEREIN), AS APPLICABLE, UNLESS IN A TRANSACTION THAT IS REGISTERED UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IN A TRANSACTION IMMEDIATELY FOLLOWING WHICH SUCH RESOLD SECURITY OR SHARE (OR INTEREST THEREIN), AS APPLICABLE, IS NOT A “RESTRICTED SECURITY” (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT).”

(cc)
the Subscriber understands and acknowledges that Rule 144 under the U.S. Securities Act may be unavailable for resales of the Common Shares, Warrants or Underlying Shares, and that the Corporation has no obligation to take, and has no present intention of taking, any action to make such Rule 144 available for resales of the Common Shares, Warrants or Underlying Shares;

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(dd)
the Subscriber consents to the Corporation making a notation on its records or giving instructions to any transfer agent for the Common Shares in order to implement the restrictions on transfer set forth and described herein;
(ee)
the Subscriber has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of its investment in the Units and is able to, and agrees to, bear the economic risk of loss of its investment;
(ff)
the Subscriber understands, acknowledges and agrees that the Common Shares and Warrants may only be held in an account at CDS or a successor depository in Canada, and shall not be held in an account at The Depository Trust Company, or a successor depository within the United States; and
(gg)
the Subscriber acknowledges that the Corporation has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Units and the Subscriber has had access to such information concerning the Corporation as it has considered necessary or appropriate in connection with its investment decision to acquire the Units.
6.2
Further Acknowledgments and Covenants of the Subscriber

The Subscriber, on its own behalf and, if applicable, on behalf of each beneficial purchaser, including any Disclosed Principal, for whom it is acting hereunder, hereby acknowledges, covenants and agrees as follows:

(a)
It has received and reviewed a copy of the Term Sheet attached hereto as Schedule “A” setting out the principal terms of the Offering. The Warrants shall be in the same form issued to subscribers in the Concurrent Brokered Offering).
(b)
There are risks associated with the purchase of the Units and no securities commission, agency, governmental authority, regulatory body, stock exchange or similar regulatory authority has reviewed or passed on the merits of the Units, Common Shares, Warrants or Underlying Shares nor have any such agencies or authorities made any recommendations or endorsements with respect to the Units, Common Shares, Warrants or Underlying Shares.
(c)
The Units offered hereby and the underlying Common Shares, Warrants or Underlying Shares, are subject to statutory resale restrictions under the Securities Laws of the jurisdiction in which the Subscriber resides and under other applicable Securities Laws, and the Subscriber covenants that it will not resell the Common Shares, Warrants or Underlying Shares except in compliance with such laws and the Subscriber acknowledges that it is solely responsible (and the Corporation is not in any way responsible) for such compliance.
(d)
The Subscriber’s ability to transfer the Common Shares, Warrants or Underlying Shares is limited by, among other things, applicable Securities Laws.
(e)
The Common Shares and Warrants (and the Underlying Shares, if issued prior to the date that is four months and one day after the Closing Date) shall have attached to them, whether through the electronic deposit system of CDS, an ownership statement issued under a direct registration system or other electronic book based system, or on

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certificates that may be issued, as applicable, any legends as may be prescribed by CDS in addition to the legend substantially in the following form and with the necessary information inserted:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT DATE THAT IS FOUR (4) MONTHS AND ONE (1) DAY AFTER CLOSING DATE].”

(f)
The Corporation is relying on the acknowledgements, representations, warranties and covenants contained herein and in the applicable Schedules attached hereto to determine the Subscriber’s eligibility to subscribe for the Units under applicable Securities Laws. The Subscriber undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Subscriber contained herein or set forth in such applicable Schedules which takes place prior to the Closing Time.
(g)
The Corporation is relying on certain exemptions from the requirement to provide the Subscriber with a prospectus under the Securities Laws and, as a consequence of acquiring the Units pursuant to such exemptions:
(i)
certain protections, rights and remedies provided by the Securities Laws, including statutory rights of rescission and certain statutory remedies against an issuer, underwriters, auditors, directors and officers that are available to investors who acquire securities offered by a prospectus, will not be available to the Subscriber;
(ii)
the common law may not provide the Subscriber with an adequate remedy in the event that it suffers investment losses in connection with its subscription for the Units;
(iii)
the Subscriber may not receive information that would otherwise be required to be given under the Securities Laws; and
(iv)
the Corporation is relieved from certain obligations that would otherwise apply under the Securities Laws.
(h)
The Subscriber is responsible for obtaining such legal and tax advice as it considers appropriate in connection with the execution, delivery and performance of this Subscription Agreement and the transactions contemplated under this Subscription Agreement. The Subscriber is not relying on the Corporation or its affiliates or counsel in this regard.
(i)
This offer to subscribe is made for valuable consideration and, after the acceptance hereof by the Corporation, may not be withdrawn, cancelled, terminated or revoked by the Subscriber without the consent of the Corporation.
(j)
There is no government or other insurance covering the Units, Common Shares, Warrants or Underlying Shares.

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(k)
Legal counsel retained by the Corporation is acting as counsel to the Corporation, not as counsel to the Subscriber.
(l)
The offer, issuance, sale and delivery of the Units is conditional upon such sale being exempt from the prospectus filing or registration requirements and the requirements to deliver an offering memorandum in connection with the distribution of the Units under the Securities Laws of the jurisdiction in which the Subscriber resides and other applicable Securities Laws or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus.
(m)
The Corporation may complete additional financings in the future in order to develop the business of the Corporation and fund its ongoing development, and such future financings may have a dilutive effect on current shareholders or securityholders of the Corporation, including the Subscriber.
(n)
There are risks associated with the purchase of the Units and the Subscriber may lose his, her or its entire investment.
(o)
The Subscriber acknowledges that this Subscription Agreement and the schedules hereto require the Subscriber to provide certain personal information to the Corporation. Such information is being collected by the Corporation for the purposes of completing the Offering, which includes, without limitation, determining the Subscriber’s eligibility to purchase the Units under the Securities Laws and other applicable securities laws, preparing and registering the Common Shares or Warrants to be issued to the Subscriber and completing filings required by any stock exchange or securities regulatory authority. The Subscriber’s personal information may be disclosed by the Corporation to: (a) stock exchanges or securities regulatory authorities, (b) the Canada Revenue Agency, and (c) any of the other parties involved in the Offering, including legal counsel and may be included in record books in connection with the Offering. By executing this Subscription Agreement, the Subscriber consents to the foregoing collection, use and disclosure of the Subscriber’s personal information. The Subscriber also consents to the filing of copies or originals of any of the Subscriber’s documents as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby. The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of each Disclosed Principal.
(p)
The Subscriber acknowledges and consents to the collection, use and disclosure of personal information, including information provided by the Subscriber on the face page of this Subscription Agreement and in the Schedules attached hereto, by the CSE and its affiliates, authorized agents, subsidiaries and divisions, including the CSE for the following purposes: (i) to verify personal information that has been provided about each individual, (ii) to provide disclosure to market participants as to the security holdings of directors, officers, other insiders and promoters of the issuer or its associates or affiliates, (iii) to conduct enforcement proceedings, and (iv) to perform other investigations as required by and to ensure compliance with all applicable rules, policies, rulings and regulations of the CSE, Securities Laws and other legal and regulatory requirements governing the conduct and protection of the public markets in Canada. As part of this process, the Subscriber further acknowledges that the CSE also collects additional personal information from other sources, including but not limited to, securities regulatory authorities in Canada or elsewhere, investigative, law enforcement or

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self-regulatory organizations, regulations services providers and each of their subsidiaries, affiliates, regulators and authorized agents, to ensure that the purposes set out above can be accomplished. The personal information collected by the CSE may also be disclosed (i) to the aforementioned agencies and organizations or as otherwise permitted or required by law and may be used for the purposes described above for their own investigations, and (ii) on the CSE’s website or through printed materials published by or pursuant to the directions of the CSE. The CSE may from time to time use third parties to process information and/or provide other administrative services and may share information with such third party services providers.
(q)
The information provided by the Subscriber on the face page of this Subscription Agreement identifying the name, address and telephone number of the Subscriber, the number of Units being purchased hereunder, the Subscription Amount, the Closing Date and the exemption that the Subscriber is relying on in purchasing the Units will be disclosed to certain Securities Regulators, and such information is being indirectly collected by the Securities Regulators under the authority granted to it under securities legislation. This information is being collected for the purposes of the administration and enforcement of the securities legislation of the jurisdiction and policy development. The Subscriber hereby acknowledges and consents to the collection, use, and disclosure of certain personal information by the applicable Security Regulators, including the publishing or otherwise making available to the public personal information including, for individuals, their name, number and type of securities purchased, the total Subscription Amount, and their Insider or Registrant status, if applicable, and for non-individual Subscribers, the above information and their address, contact person name and telephone number and the exemption that the Subscriber is relying on in purchasing the Units. If required by applicable securities legislation, regulatory policy or order or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver and file and otherwise assist the Corporation in filing reports, questionnaires, undertakings and other documents with respect to the issuance of the Common Shares and Warrants.
(r)
In the event the Subscriber has any questions with respect to the indirect collection of such information by the Securities Regulators, the Subscriber should contact the securities regulatory authority at the contact details provided in Schedule “C”.
(s)
There may be material tax consequences to the Subscriber of an acquisition or disposition of the Common Shares, Warrants or Underlying Shares, and the Corporation does not give any opinion or make any representation with respect to the tax consequences to the Subscriber under United States federal, state or local, Canadian federal, provincial or local or other foreign tax law with respect to the foregoing.
6.3
Industry Specific Acknowledgements and Risks

The Subscriber, on its own behalf and, if applicable, on behalf of each beneficial purchaser, including any Disclosed Principal, for whom it is acting hereunder, hereby acknowledges, covenants and agrees as follows:

(a)
Nature of the business model. Since the cultivation, manufacturing, possession and distribution of cannabis for medical, adult-use (i.e., recreational) or otherwise, that is not related to research sanctioned by the United States federal government, is prohibited under Federal Cannabis Laws, it is possible that the Corporation may be forced to cease

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certain of the Corporation’s activities. The United States federal government, through, among others, the Department of Justice (“DOJ”), its sub-agency the Drug Enforcement Agency (“DEA”), and the Internal Revenue Service (“IRS”), have the right to actively investigate, audit and shutdown cannabis growing facilities, processors and retailers. The United States federal government may also attempt to seize property. Any action taken by the DOJ, the DEA and/or the IRS to impede, seize or shutdown the Corporation’s operations will have an adverse effect on the Corporation’s business, operating results and financial condition.
(b)
Some of the Corporation’s business activities, while believed to be compliant with State and/or Local Cannabis Regulations, are prohibited under Federal Cannabis Laws. In the United States, medical and adult-use cannabis industry operations are largely regulated at the state and local levels. Although certain states and territories of the United States authorize medical and/or adult-use cannabis cultivation, manufacturing and distribution by operating entities licensed or registered under State and/or Local Cannabis Regulations, under Federal Cannabis Laws, the possession, cultivation, manufacturing and distribution of cannabis, for any purpose other than DEA-sanctioned research, and any related drug paraphernalia, is prohibited, and constitute criminal acts under Federal Cannabis Laws, including the Controlled Substances Act (“CSA”). The contribution to and involvement in such activities may result in federal civil and/or criminal prosecution, incarceration and/or forfeiture of the Subscriber’s entire investment.

Violations of any Federal Cannabis Laws could result in significant fines, penalties, administrative sanctions, convictions or settlements arising from civil proceedings conducted by either the federal government or private citizens, or criminal charges, including but not limited to disgorgement of profits, cessation of business activities or divestiture. This could have a material adverse effect on the Corporation, including the Corporation’s reputation and ability to conduct business, the Corporation’s holding (directly or indirectly) of State and/or Local Cannabis Licenses, the Corporation’s financial position, operating results, profitability or liquidity or the market price of the Shares. In addition, it is difficult to estimate the time or resources that would be needed for the investigation of any such matters or its final resolution because, in part, the time and resources that may be needed are dependent on the nature and extent of any information requested by the applicable authorities involved, and such time or resources could be substantial.

In addition, since the possession, cultivation, manufacturing, and distribution of cannabis and any related drug paraphernalia is prohibited under Federal Cannabis Laws, the Corporation may be deemed to be aiding-and-abetting criminal activities through the contracts the Corporation has entered into and the products that the Corporation distributes. The Corporation cultivates and manufactures cannabis, and distributes cannabis products through operating dispensaries, and otherwise, leases intellectual property and/or real property in a number of states. As a result, law enforcement authorities, in their attempt to regulate the illicit distribution of cannabis and any related drug paraphernalia, may seek to bring an action or actions against the Corporation, including, but not limited to, aiding and abetting another’s criminal activities. The federal aiding and abetting statute provides that anyone who “commits an offense against the United States or aids, abets, counsels, commands, induces or procures its commission, is punishable as a principal.” As a result of such an action, the Corporation may be forced to cease certain operations and the Subscriber could lose its entire

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investment. Such an action would have a material adverse effect on the Corporation’s business and operations.

State and/or Local Cannabis Regulations are relatively new and constantly evolving, so there are uncertainties as to how the state authorities will interpret and administer applicable regulatory requirements. Any determination that the Corporation fails to comply with State and/or Local Cannabis Regulations would require the Corporation either to significantly change or terminate lines of business, or the business as a whole, which would have a material adverse effect on the Corporation’s business.

(c)
Regulatory risks are inherent to the Corporation. The activities of the Corporation are subject to regulation by Government Authorities. The Corporation’s business objectives are contingent upon, in part, compliance with regulatory requirements enacted by these Government Authorities and obtaining all regulatory approvals, where necessary, for the distribution of products in each jurisdiction in which the Corporation operates. The Corporation cannot predict the time required to secure all appropriate regulatory approvals, or the extent of testing and documentation that may be required by Government Authorities. Any delays in obtaining, or failure to obtain regulatory approvals would significantly delay the development of markets and products and could have a material adverse effect.

No assurance can be given that new rules and regulations will not be enacted or that existing rules and regulations will not be applied in a manner which could limit or curtail the Corporation’s ability to cultivate, manufacture, or distribute cannabis. Amendments to current laws and regulations governing the cultivation, manufacturing, or distribution of cannabis, or more stringent implementation thereof could have a material adverse effect on the Corporation.

(d)
Regulatory scrutiny of the Corporation’s industry may negatively impact its ability to raise additional capital. The Corporation’s business activities are expected to rely on newly established and developing laws and regulations, including in a number of states. These laws and regulations are rapidly evolving and subject to change with minimal notice. Regulatory changes may adversely affect the Corporation’s profitability or cause it to cease operations entirely. The cannabis industry may come under the scrutiny or further scrutiny of the Food and Drug Administration (the “FDA”), the Alcohol and Tobacco Tax and Trade Bureau; the Bureau of Alcohol, Tobacco, Firearms, and Explosives; Securities and Exchange Commission; DOJ; the Financial Industry Regulatory Advisory or other federal, state or other applicable state or non-governmental regulatory authorities or self-regulatory organizations that supervise or regulate the cultivation, manufacture, and distribution of cannabis for medical or adult-use purposes in the United States. It is impossible to determine the extent of the impact of any new laws, regulations or initiatives that may be proposed, or whether any proposals will become law. The regulatory uncertainty surrounding the Corporation’s industry may adversely affect the business and operations of the Corporation, including without limitation, the costs to remain compliant with applicable laws and the impairment of the Corporation’s business or the ability to raise additional capital, which could reduce, delay or eliminate any return on investment in the Corporation.
(e)
The size of the Corporation’s target market is difficult to quantify and the Subscriber will be reliant on their own estimates on the accuracy of market data. Because the cannabis industry is in an early stage with uncertain boundaries, there is a lack of

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information about comparable companies available for review in deciding about whether to invest in the Corporation and, few, if any, established companies whose business model the Corporation can follow or upon whose success the Corporation can build. Accordingly, the Subscriber will have to rely on their own estimates in deciding about whether to invest in the Corporation. There can be no assurance that the Corporation’s estimates will be accurate or that the market size is sufficiently large for its business to grow as projected or anticipated, which may negatively impact its financial results.
(f)
The Corporation may have difficulty accessing the service of banks and processing credit card payments in the United States, which may make it difficult for the Corporation to operate. In February 2014, the Financial Crimes Enforcement Network (“FinCEN”) bureau of the Treasury Department issued guidance (which is not law) with respect to financial institutions providing banking services to cannabis businesses, including burdensome due diligence expectations and reporting requirements. This guidance does not provide any safe harbors or legal defenses from examination or regulatory or criminal enforcement actions by the DOJ, FinCEN or other federal regulators. Thus, most banks and other financial institutions are not comfortable providing banking services to cannabis-related businesses, or relying on this guidance, which can be amended or revoked at any time. In addition to the foregoing, banks may refuse to process debit card payments and credit card companies generally refuse to process credit card payments for cannabis-related businesses. As a result, the Corporation may have limited or no access to banking or other financial services in the United States and may have to operate the Corporation’s business on an all-cash basis. The inability or limitation in the Corporation’s ability to open or maintain bank accounts, obtain other banking services and/or accept credit card and debit card payments in the United States may make it difficult for the Corporation to operate and conduct business as planned.
(g)
Federal trademark and patent protection may not be available for the intellectual property of the Corporation due to the current classification of marijuana as a Schedule I controlled substance. As long as marijuana remains illegal under Federal Cannabis Laws as a Schedule I controlled substance pursuant to the CSA, the benefit of certain federal laws and protections which may be available to most businesses, such as federal trademark and patent protection regarding the intellectual property of a business, may not be available to the Corporation. As a result, the Corporation’s intellectual property may never be adequately or sufficiently protected against the use or misappropriation by third-parties. In addition, since the regulatory framework of the cannabis industry is in a constant state of flux, the Corporation can provide no assurance that it will ever obtain any protection of its intellectual property, whether on a federal, state or local level.
(h)
The Corporation’s contracts may not be legally enforceable in the United States. Because certain of the Corporation’s contracts involve cannabis and other activities that are not legal under Federal Cannabis Laws and in certain state jurisdictions, the Corporation may face difficulties enforcing such contracts in federal and certain state courts.
(i)
There is uncertainty surrounding the policies of the United States federal government. As a result of the conflict of laws that currently exists between Federal Cannabis Laws and the State and/or Local Cannabis Regulations, investments in cannabis business in the United States are subject to inconsistent laws and regulation. The response to this inconsistency was addressed in August 2013 when then Deputy Attorney General, James Cole, authored the Cole Memorandum (the “Memorandum”). The Memorandum was

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addressed to all U.S. Attorneys acknowledging that, notwithstanding the designation of cannabis as a controlled substance at the federal level in the United States, several U.S. states enacted State and/or Local Cannabis Regulations for medical and adult-use purposes. The Memorandum outlined certain priorities for the DOJ relating to the prosecution of cannabis offenses. In particular, the Memorandum noted that in jurisdictions that enacted State and/or Local Cannabis Regulations and that have also implemented strong and effective regulatory and enforcement systems to control the cultivation, distribution, sale and possession of cannabis, conduct in compliance with those State and/or Local Cannabis Regulations is less likely to be a priority at the federal level. In light of limited investigative and prosecutorial resources, the Memorandum concluded that the DOJ should be focused on addressing only the most significant threats related to cannabis. States where State and/or Local Cannabis Regulations had been enacted were not characterized as a high priority.

On January 4, 2018, then U.S. Attorney General Jeff Sessions issued a memorandum to U.S. Attorneys which rescinded the Memorandum. With the Memorandum rescinded, U.S. federal prosecutors can exercise their discretion, without regard to the priorities enumerated in the Memorandum, in determining whether to prosecute cannabis-related operations that are compliant with State and/or Local Cannabis Regulations but that violate Federal Cannabis Laws.

On March 11, 2021, Merrick Garland was appointed as U.S. Attorney General. At his confirmation hearing, he said, “It does not seem to me a useful use of limited resources that we have, to be pursuing prosecutions in states that have legalized and that are regulating the use of marijuana, either medically or otherwise”. He has not yet reissued the Memorandum, however, or issued substitute guidance. In the fiscal 2022 omnibus spending bill, Congress included the Rohrabacher-Farr amendment which prohibits the Department of Justice from spending funds to interfere with the implementation of state medical cannabis laws until September 30, 2022.

Multiple legislative reforms related to cannabis and cannabis-related banking are currently being considered by the federal government in the United States. Examples include the States Reform Act; the Cannabis Administration and Opportunity Act; the Marijuana Opportunity, Reinvestment and Expungement Act; the Secure and Fair Enforcement (SAFE) Banking Act; and the Capital Lending and Investment for Marijuana Businesses (CLIMB) Act. There can be no assurance that any of these pieces of legislation will become law in the United States.

(j)
Due to the classification of marijuana as a Schedule I controlled substance under the CSA, banks and other financial institutions which service the cannabis industry are at risk of violating certain financial laws, including anti-money laundering statutes. Because the cultivation, manufacture, and distribution of cannabis is prohibited under the CSA, banks and other financial institutions providing services to cannabis-related businesses risk violation of federal anti-money laundering statutes (18 U.S.C. §§ 1956 and 1957), the unlicensed money-remitter statute (18 U.S.C. § 1960) and the Bank Secrecy Act. These statutes can impose criminal liability for engaging in certain financial and monetary transactions with the proceeds of a “specified unlawful activity” such as distributing controlled substances which are illegal under federal law, including cannabis, and for failing to identify or report financial transactions that involve the proceeds of cannabis-related violations of the CSA. The Corporation may also be exposed to the foregoing risks. In the event that any of the Corporation’s investments,

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or any proceeds thereof, any dividends or distributions therefrom, or any profits or revenues accruing from such investments in the United States were found to be in violation of money laundering legislation or otherwise, such transactions may be viewed as proceeds of crime under one or more of the statutes noted above or any other applicable legislation.
(k)
Third-party service providers to the Corporation may withdraw or suspend their service under threat of prosecution. Since under Federal Cannabis Laws the possession, cultivation, manufacturing, and distribution of cannabis and any related drug paraphernalia is prohibited, and any such acts are criminal acts under Federal Cannabis Laws, companies that provide goods and/or services to companies engaged in cannabis-related activities may, under threat of federal civil and/or criminal prosecution, suspend or withdraw their services. Any suspension of service and inability to procure goods or services from an alternative source, even on a temporary basis, that causes interruptions in the Corporation’s operations could have a material adverse effect on the Corporation’s business.
(l)
FDA regulation of medical-use cannabis and the possible registration of facilities where cannabis is cultivated, manufactured, and/or distributed could negatively affect the medical-use cannabis industry, which would directly affect the Corporation’s financial condition. Should the federal government legalize cannabis for medical or adult-use use, it is possible that the FDA, would seek to regulate it under the Federal Food, Drug and Cosmetic Act. Additionally, the FDA may issue rules and regulations including, but not limited to, good manufacturing practice, related to the cultivation, manufacturing, advertising, and distribution of cannabis. Clinical trials may be needed to demonstrate efficacy and safety to support medical claims. It is also possible that the FDA would require that facilities where cannabis is cultivated, manufactured, and/or distributed register with the FDA and comply with certain federally prescribed regulations. In the event that some or all of these regulations are imposed, it is unknown what the impact would be on the cannabis industry, including what costs, requirements and possible prohibitions may be enforced. If the Corporation is unable to comply with the regulations or registration as prescribed by the FDA it may have a material adverse effect on the Corporation’s business, operating results and financial condition.
(m)
The Corporation is subject to Section 280E of the Code because of its business activities and the resulting disallowance of tax deductions could cause it to incur more than anticipated U.S. federal income tax. Under Section 280E of the Code (“Section 280E”), “no deduction or credit shall be allowed for any amount paid or incurred during the taxable year in carrying on any trade or business if such trade or business (or the activities which comprise such trade or business) consists of trafficking in controlled substances (within the meaning of schedule I and II of the Controlled Substances Act) which is prohibited by Federal law or the law of any State in which such trade or business is conducted.” Cannabis is classified under schedule I of the CSA. Consequently, this provision has been applied by the IRS to cannabis operations, prohibiting them from deducting ordinary business expenses directly associated with the sale of cannabis. Section 280E therefore has a significant impact on the retail side of cannabis operations, but a lesser impact on cultivation and manufacturing operations. A result of Section 280E is that the effective tax rate on cannabis businesses may be extraordinarily high, and an otherwise profitable business may, in fact, operate at a loss, after taking into account its income tax expenses.

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(n)
The Corporation’s operations in the United States may become the subject of heightened scrutiny by regulators and other authorities. The Corporation may be subject to significant direct and indirect interaction with public officials as a result of such heightened scrutiny. There can be no assurance that this heightened scrutiny will not in turn lead to the imposition of certain restrictions on the Corporation’s ability to operate or invest in the United States or any other jurisdiction. Government policy changes or public opinion may also result in a significant influence over the regulation of the cannabis industry. A negative shift in the public’s perception of medical-use and/or adult-use cannabis in the United States or any other applicable jurisdiction could affect future legislation or regulation. Among other things, such a shift could cause state jurisdictions to abandon initiatives or proposals to regulate medical and/or adult-use cannabis, thereby limiting the number of new state jurisdictions into which the Corporation could expand.
(o)
Your investment in the Corporation may itself be illegal under U.S. federal law; changes in federal enforcement affecting the cannabis industry may cause adverse effects on the Corporation’s business. Overall, an investor’s contribution to and involvement in the Corporation’s activities may result in federal civil and/or criminal prosecution, including forfeiture of his, her or its entire investment.

The Corporation is complying with state-regulated cannabis programs, regardless of its legal status under U.S. federal law, and your investment has been designed to be compliant with all applicable state laws and regulations to which the Corporation are subject; however, under U.S. federal law, such investments may be considered illegal under the CSA (particularly 21 U.S.C. § 854) or other indirect criminal liability theories such as aiding and abetting or conspiracy. Additionally, financial transactions involving proceeds generated by cannabis-related conduct can form the basis for prosecution under the federal money laundering statutes (18 U.S.C. § 1956), the unlicensed money transmitter statute and the U.S. Bank Secrecy Act. If the federal government were to reverse its long-standing hands-off approach to the state legal cannabis markets and start more broadly enforcing federal laws regarding cannabis, investors or the Corporation itself could also face criminal liability; in the event that investors or the Corporation faces enforcement it would likely be unable to execute its business plan, and its business and financial results would be adversely affected.

(p)
The Corporation, Its Officers, Investors Or Other Stakeholders May Be Required To Disclose Personal Information To Government Or Regulatory Entities; Failing To Do So Could Negatively Impact The Corporation’s Business, Financial Conditions Or Results Of Operations. The Corporation intends to operate a U.S. state-licensed cannabis business. Acquiring even a minimal or indirect interest in a U.S. state-licensed cannabis business can trigger requirements to disclose officers’, investors’ and other stakeholders’ personal information. While these requirements vary by jurisdiction, some require interest holders to apply for regulatory approval and to provide tax returns, compensation agreements, fingerprints for background checks, criminal history records and other documents and information. Some states require disclosures of directors, officers and holders of more than a specified percentage of equity of the applicant. While some states include exceptions for investments in publicly traded entities, not all states do so, and some such exceptions are confined to companies traded on a U.S. securities exchange. If these regulations apply to the Corporation, investors, officers and other stakeholders are required to comply with such regulations, or face the possibility that

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any relevant cannabis license held could be revoked or cancelled by the state licensing authority.
6.4
Reliance on Acknowledgements, Representations, Warranties and Covenants

The Subscriber acknowledges and agrees that the representations, warranties, covenants and acknowledgements made by the Subscriber in this Subscription Agreement are made with the intention that they may be relied upon by the Corporation and its legal counsel in determining the Subscriber's eligibility (and, if applicable, the eligibility of the Disclosed Principal) to purchase the Units. The Subscriber further agrees that by accepting the Units at the Closing, the Subscriber shall be representing and warranting that such representations, warranties, acknowledgements and covenants are true as at the Closing Time with the same force and effect as if they had been made by the Subscriber at the Closing Time. The Subscriber undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Subscriber set forth herein (including in any applicable Schedule attached hereto) which takes place prior to the Closing Time.

ARTICLE 7
- SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS
7.1
Survival of Representations, Warranties and Covenants of the Corporation

The representations, warranties and covenants of the Corporation contained in this Subscription Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Subscriber with respect thereto, shall continue in full force and effect for the benefit of the Corporation for a period of two years following the Closing.

7.2
Survival of Representations, Warranties and Covenants of the Subscriber

The representations, warranties and covenants of the Subscriber contained in this Subscription Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Corporation with respect thereto and notwithstanding any subsequent disposition by the Subscriber of any of the Common Shares, Warrants or Underlying Shares, shall continue in full force and effect for the benefit of the Corporation for a period of two years following the Closing.

ARTICLE 8
– [RESERVED]
8.1
[RESERVED]

ARTICLE 9 - MISCELLANEOUS

9.1 Further Assurances

Each of the parties hereto upon the request of each of the other parties hereto, whether before or after the Closing Time, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be necessary or desirable to complete the transactions contemplated herein.

9.2 Notices

(a)
Any notice, direction or other instrument required or permitted to be given to any party hereto shall be in writing and shall be sufficiently given if delivered personally, or transmitted by email, as follows:

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(i)
in the case of the Corporation, to:

TerrAscend Corp.

357 South Gulph Road, Suite 330

King of Prussia, PA 19406

Attention: Keith Stauffer, Chief Financial Officer

Email: [***]

with a copy to (which shall not constitute notice):

Cassels Brock & Blackwell LLP

40 Temperance Street, Suite 3200

Toronto, ON M5H 0B4

Attention: Jonathan Sherman

Email: [***]

(ii)
in the case of the Subscriber, at the address specified on the face page hereof.
(b)
Any such notice, direction or other instrument, if delivered personally, shall be deemed to have been given and received on the day on which it was delivered, provided that if such day is not a Business Day then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following such day and if transmitted by email, shall be deemed to have been given and received on the day of its transmission, provided that if such day is not a Business Day or if it is transmitted or received after the end of normal business hours then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following the day of such transmission.
(c)
Any party hereto may change its address for service from time to time by notice given to each of the other parties hereto in accordance with the foregoing provisions.

9.3 Time of the Essence

Time shall be of the essence of this Subscription Agreement and every part hereof.

9.4 Costs and Expenses

Except as otherwise provided herein, all costs and expenses (including, without limitation, the fees and disbursements of legal counsel) incurred in connection with this Subscription Agreement and the transactions herein contemplated shall be paid and borne by the party incurring such costs and expenses.

9.5 Applicable Law

This Subscription Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Province of Ontario and the laws of Canada applicable therein. Any and all disputes arising under this Subscription Agreement, whether as to interpretation, performance or otherwise, shall be subject to the non-exclusive jurisdiction of the courts of the Province of Ontario and each of the parties hereto hereby irrevocably attorns to the jurisdiction of the courts of such jurisdiction. The parties acknowledge and agree that that no party makes, will make, or shall be deemed to make or have made any

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representation or warranty of any kind regarding the compliance of this Agreement, or the activities or the Corporation or any of its subsidiaries, with any Federal Cannabis Laws. Each of the parties acknowledges and agrees on its own behalf and the Subscriber, on its own behalf and, if applicable, on behalf of each beneficial purchaser, including any Disclosed Principal, for whom it is acting hereunder, hereby acknowledges and agrees, that the transactions contemplated by this Agreement do not violate public policy and, to the extent provided under applicable law, agrees to waive on such party’s own behalf and with respect to the Subscriber, on its own behalf and, if applicable, on behalf of each beneficial purchaser, including any Disclosed Principal, for whom it is acting hereunder, illegality as a defense to contractual claims arising out of this Agreement or in any other document, instrument, or agreement entered into in connection the transactions contemplated hereby or thereby.

9.6 Entire Agreement

This Subscription Agreement, including the Schedules attached hereto, constitutes the entire agreement between the parties hereto with respect to the transactions contemplated herein and cancels and supersedes any prior understandings, agreements, negotiations and discussions between the parties hereto. There are no representations, warranties, terms, conditions, undertakings or collateral agreements or understandings, express or implied, between the parties hereto other than those expressly set forth in this Subscription Agreement or in any such agreement, certificate, affidavit, statutory declaration or other document as aforesaid. This Subscription Agreement may not be amended or modified in any respect except by written instrument executed by each of the parties hereto.

9.7 Counterparts

This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Subscription Agreement. Counterparts may be delivered either in original or emailed PDF or electronic form and the parties adopt any signature received by email as original signatures of the parties. If less than a complete copy of this Subscription Agreement is delivered to the Corporation, the Corporation and its advisors are entitled to assume that the Subscriber accepts and agrees to all the terms and conditions of the pages not delivered, unaltered.

9.8 Assignment

This Subscription Agreement may not be assigned by either party except with the prior written consent of the other parties hereto.

9.9 Enurement

This Subscription Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, successors (including any successor by reason of the amalgamation or merger of any party), administrators and permitted assigns.

9.10 Language

It is the express wish of the Subscriber that the Subscription Agreement and any related documentation be drawn up in English. Il est de la volonté expresse du souscripteur que la présente convention de souscription ainsi que tout document connexe soient rédigés en langue anglaise.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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The Corporation hereby accepts the subscription for Units as set forth on the face page of this Subscription Agreement on the terms and conditions contained in this Subscription Agreement (including all applicable Schedules attached hereto) this ____ day of June, 2023.

TERRASCEND CORP.

Per:

Authorized Signing Officer

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SCHEDULE “A”

TERM SHEET

(See attached.)

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SCHEDULE “B”

Accredited Investor CERTIFICATE

The categories listed herein contain certain specifically defined terms. If you are unsure as to the meanings of those terms, or are unsure as to the applicability of any category below, please contact your broker and/or legal advisor before completing this certificate.

TO: TerrAscend Corp. (the “Corporation”)

The undersigned hereby represents and warrants to and covenants and agrees with the Corporation that as of the date of the Subscription Agreement to which this Schedule “B” is annexed and as of the Closing (as defined in such Subscription Agreement) that:

(a)
The undersigned understands that the Corporation is relying upon the truthfulness and accuracy of the following representations of the undersigned contained herein and in the Subscription Agreement.

Initial if True

(b)
The undersigned, if an individual, is not less than twenty-one (21) years of age.

Initial if True

(c)
The undersigned confirms the representations and warranties made by it in Section 6.1 of the Subscription Agreement.

Initial if True

(d)
The undersigned has been advised and understands that an investment in the Corporation involves substantial risks, and hereby represents that he/she/it is able to bear the risks of his/her/its investment in the Corporation.

Initial if True

(e)
The undersigned further represents and acknowledges that he/she/it has been solely responsible for his/her/its own “due diligence” investigation of the Corporation and its management and business, for his/her/its own analysis of the merits and risks of such investment, and for his/her/its own analysis of the fairness and desirability of the terms of such investment.

Initial if True

(f)
The undersigned has adequate means of providing for the current needs of the undersigned and possible personal contingencies, and the undersigned has no need for liquidity with respect to the Units.

Initial if True

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(g)
If the undersigned is an entity, it is authorized and otherwise duly qualified to acquire the Units.

Initial if True

(h)
The undersigned disclaims reliance on any statements made or information provided by the Corporation or any of its officers, employees, agents or representatives in the course of undersigned’s consideration of its subscription for the Units other than the statements and information that are set forth in the Subscription Agreement.

Initial if True

(i)
The undersigned and each beneficial purchaser on behalf of whom the undersigned is subscribing satisfies the requirements of one or more of the following categories of “accredited investor” within the meaning of Rule 501(a) of Regulation D under the U.S. Securities Act [The undersigned should initial in the box to the left of each item applicable to the undersigned, and should insert “BP” in the box to the left of each item applicable to a beneficial purchaser]:

______ Category l.	A bank as defined in Section 3(a)(2) of the U.S. Securities Act whether acting in its individual or fiduciary capacity; or
______ Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or
______ Category 3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange of 1934, as amended; or
______ Category 4.	An insurance company as defined in Section 2(13) of the U.S. Securities Act; or
Category 5.	An investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state; or
Category 6.	An investment adviser relying on the exemption from registering with the SEC under section 203(l) or (m) of the Investment Advisers Act of 1940; or
Category 7.	An insurance company as defined in section 2(a)(13) of the U.S. Securities Act; or
______ Category 8.	An investment company registered under the United States Investment Company Act of 1940, as amended; or
______ Category 9.	A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940, as amended; or
______ Category 10.	A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the United States Small Business Investment Act of 1958, as amended; or
Category 11.	A Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act; or

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______ Category 12.

A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of U.S.$5,000,000; or

______ Category 13.

An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of U.S.$5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are Accredited Investors; or

______ Category 14.	A private business development company as defined in Section 202(a)(22) or the United States Investment Advisers Act of 1940, as amended; or
______ Category 15.

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, a partnership or a limited liability company, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S.$5,000,000; or

______ Category 16.	A director, executive officer or general partner of the Corporation; or
______ Category 17.

A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds U.S.$ 1,000,000 (excluding the net value of the primary residence of the natural person, with such value being net of any mortgage or other indebtedness secured by the natural person’s primary residence); or

______ Category 18.

A natural person who had an individual income in excess of U.S.$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of U.S.$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

______ Category 19.

A trust, with total assets in excess of U.S.$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described under the Rule 506(b)(2)(ii) of Regulation D under the U.S. Securities Act; or

______ Category 20.	An entity in which all of the equity owners are accredited investors; or
______ Category 21.	An entity, of a type not listed in Categories 1-15, 19, or 20, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of U.S. $5,000,000.
______ Category 22.

Any natural person holding in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the U.S. Securities and Exchange Commission has designated as qualifying an individual for accredited investor status. In determining whether to designate a professional certification or designation or credential from an accredited educational institution for purposes of this Category 22, the Commission will consider, among others, the following attributes:

(i) The certification, designation, or credential arises out of an examination or series of examinations administered by a self-regulatory organization or other industry body or is issued by an accredited educational institution;

(ii) The examination or series of examinations is designed to reliably and validly demonstrate an individual’s comprehension and sophistication in the areas of securities and investing;

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(iii) Persons obtaining such certification, designation, or credential can reasonably be expected to have sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of a prospective investment; and

(iv) An indication that an individual holds the certification or designation is either made publicly available by the relevant self-regulatory organization or other industry body or is otherwise independently verifiable; or

______ Category 23.

Any natural person who is a “knowledgeable employee,” as defined in rule 3c–5(a)(4) under the Investment Company Act of 1940, as amended, of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in section 3 of such act, but for the exclusion provided by either section 3(c)(1) or section 3(c)(7) of such act;

______ Category 24.

Any “family office,” as defined in rule 202(a)(11)(G)–1 under the Investment Advisers Act of 1940, as amended:

(i) With assets under management in excess of $5,000,000,

(ii) That is not formed for the specific purpose of acquiring the securities offered, and

(iii) Whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;

______ Category 25.

Any “family client,” as defined in rule 202(a)(11)(G)–1 under the Investment Advisers Act of 1940, as amended, of a family office meeting the requirements in Category 24 and whose prospective investment in the issuer is directed by such family office pursuant to paragraph (iii) of Category 24.

The representations, warranties, statements and certification made in this Certificate are true and accurate as of the date of this Certificate and will be true and accurate as of the Closing. If any such representation, warranty, statement or certification becomes untrue or inaccurate prior to the Closing, the undersigned shall give the Corporation immediate written notice thereof.

The undersigned agrees that the Subscription Agreement and this Certificate may not be cancelled, terminated, or revoked by the undersigned.

The undersigned acknowledges that the Corporation will be relying on this Certificate in connection with the Subscription Agreement.

Capitalized terms used in this Certificate but not defined have the meanings given to them in the Subscription Agreement.

[Signature page follows]

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EXECUTED by the Subscriber this day of , 2023.

If a corporation, partnership or other entity: Signature of Authorized Signatory Name and Title of Signatory Name of Purchasing Entity Jurisdiction of Incorporation/Formation	If an individual: Signature Print Name Jurisdiction of Residence

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SCHEDULE “C”

CONTACT INFORMATION FOR CANADIAN SECURITIES COMMISSIONS

Alberta Securities Commission

Suite 600, 250 – 5th Street SW

Calgary, Alberta T2P 0R4

Telephone: (403) 297-6454

Toll free in Canada: 1-877-355-0585

Facsimile: (403) 297-2082

British Columbia Securities Commission

P.O. Box 10142, Pacific Centre

701 West Georgia Street

Vancouver, British Columbia V7Y 1L2

Inquiries: (604) 899-6854

Toll free in Canada: 1-800-373-6393

Facsimile: (604) 899-6581

Email: inquiries@bcsc.bc.ca

The Manitoba Securities Commission

500 – 400 St. Mary Avenue

Winnipeg, Manitoba R3C 4K5

Telephone: (204) 945-2548

Toll free in Manitoba 1-800-655-5244

Facsimile: (204) 945-0330

Financial and Consumer Services Commission (New Brunswick)

85 Charlotte Street, Suite 300

Saint John, New Brunswick E2L 2J2

Telephone: (506) 658-3060

Toll free in Canada: 1-866-933-2222

Facsimile: (506) 658-3059

Email: info@fcnb.ca

Government of Newfoundland and Labrador

Financial Services Regulation Division

P.O. Box 8700

Confederation Building

2nd Floor, West Block

Prince Philip Drive

St. John's, Newfoundland and Labrador A1B 4J6

Attention: Director of Securities

Telephone: (709) 729-4189

Facsimile: (709) 729-6187

Government of the Northwest Territories

Office of the Superintendent of Securities

P.O. Box 1320

Yellowknife, Northwest Territories X1A 2L9

Attention: Deputy Superintendent, Legal & Enforcement

Telephone: (867) 920-8984

Facsimile: (867) 873-0243

Nova Scotia Securities Commission

Suite 400, 5251 Duke Street

Duke Tower

P.O. Box 458

Halifax, Nova Scotia B3J 2P8

Telephone: (902) 424-7768

Government of Nunavut Department of Justice Legal Registries Division P.O. Box 1000, Station 570 1st Floor, Brown Building Iqaluit, Nunavut X0A 0H0 Telephone: (867) 975-6590 Facsimile: (867) 975-6594

F-1

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Certain confidential information contained in this document, marked by [***], has been omitted because the Company has determined that the information (i) is not material and (ii) would likely cause competitive harm if publicly disclosed.

Facsimile: (902) 424-4625

Ontario Securities Commission

20 Queen Street West, 22nd Floor

Toronto, Ontario M5H 3S8

Telephone: (416) 593- 8314

Toll free in Canada: 1-877-785-1555

Facsimile: (416) 593-8122

Email: exemptmarketfilings@osc.gov.on.ca

Public official contact regarding indirect collection of information: Inquiries Officer

Prince Edward Island Securities Office 95 Rochford Street, 4th Floor Shaw Building P.O. Box 2000 Charlottetown, Prince Edward Island C1A 7N8 Telephone: (902) 368-4569 Facsimile: (902) 368-5283

Autorité des marchés financiers

800, Square Victoria, 22e étage

C.P. 246, Tour de la Bourse

Montréal, Québec H4Z 1G3

Telephone: (514) 395-0337 or 1-877-525-0337

Facsimile: (514) 873-6155 (For filing purposes only)

Facsimile: (514) 864-6381 (For privacy requests only)

Email: financementdessocietes@lautorite.qc.ca (For corporate finance issuers); fonds_dinvestissement@lautorite.qc.ca (For investment fund issuers)

Financial and Consumer Affairs Authority of Saskatchewan Suite 601 - 1919 Saskatchewan Drive Regina, Saskatchewan S4P 4H2 Telephone: (306) 787-5879 Facsimile: (306) 787-5899
Government of Yukon Department of Community Services Law Centre, 3rd Floor 2130 Second Avenue Whitehorse, Yukon Y1A 5H6 Telephone: (867) 667-5314 Facsimile: (867) 393-6251

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IF " DOCVARIABLE "SWDocIDLocation" 1" = "1" " DOCPROPERTY "SWDocID" FH11453723.1" "" FH11453723.1

LEGAL*59270903.3

SCHEDULE “D”

WIRE INSTRUCTIONS – US DOLLARS

[***]

G-1

IF " DOCVARIABLE "SWDocIDLocation" 1" = "1" " DOCPROPERTY "SWDocID" FH11453723.1" "" FH11453723.1

LEGAL*59270903.3